TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGERS                                         5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             20
         Statement of Assets and Liabilities                           21
         Statement of Operations                                       22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA WORLD GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.











MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]

--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.



Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW

USAA WORLD GROWTH FUND

OBJECTIVE: CAPITAL APPRECIATION.

TYPES OF INVESTMENTS: Invests principally in a mix of foreign and domestic equity securities.

--------------------------------------------------------------------------------
                                      5/31/00                  5/31/99
--------------------------------------------------------------------------------
Net Assets                         $414.5 Million           $326.7 Million
Net Asset Value Per Share             $20.61                   $18.11
--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/00
--------------------------------------------------------------------------------
       1 YEAR                5 YEARS             SINCE INCEPTION ON 10/1/92
       22.59%                15.72%                        14.18%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund, the Morgan Stanley Capital Index (MSCI)-World, and the Lipper Global Funds Average for the period of 10/01/92 through 5/31/00. The data points from the graph are as follows:

              USAA World             MSCI            Lipper
              Growth Fund            Index           Average
             -------------        -----------      -----------

10/01/92       $10,000              $10,000          $10,000
11/30/92        10,140                9,897           10,098
05/31/93        11,260               11,586           11,476
11/30/93        11,859               11,651           12,526
05/31/94        12,773               12,700           13,443
11/30/94        12,885               12,718           13,408
05/31/95        13,317               14,020           14,221
11/30/95        14,114               15,061           15,167
05/31/96        16,303               16,516           16,926
11/30/96        17,172               17,877           17,920
05/31/97        18,998               19,332           19,576
11/30/97        19,282               20,118           20,032
05/31/98        22,092               23,201           23,286
11/30/98        20,181               24,139           22,390
05/31/99        22,547               26,249           23,918
11/30/99        25,844               29,262           27,855
05/31/00        27,640               29,818           29,035

DATA SINCE INCEPTION ON 10/01/92 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA WORLD GROWTH FUND TO ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INDEX
(MSCI)-WORLD, AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF WORLD STOCK MARKETS BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET, AND THE LIPPER GLOBAL FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL GLOBAL FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGERS

[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT: ALBERT C SEBASTIAN, CFA (FOREIGN SECURITIES); KEVIN P. MOORE (FOREIGN SECURITIES); AND CURT ROHRMAN, CFA (DOMESTIC SECURITIES) APPEARS HERE.]

MARKET CONDITIONS

For the 12-month period ended May 31, 2000, your USAA World Growth Fund's total return was 22.59%, which compares with the Lipper Global Funds Average return of 23.29% and with the Morgan Stanley Capital Index (MSCI)-World Index return of 12.45%. Last year the Fund's performance was negatively impacted by its under-representation in Asian as well as Internet equities. However, the Fund's relative return this year was positively impacted since we are still underweighted in these same stocks.

EUROPE

In 2000, the Fund has benefited from its overweighted position in European equities. This is in spite of a weaker euro compared to the U.S. dollar. Within Europe, the Fund has benefited from good stock selection and an overweighted position in energy and health care. Consumer staples and financials have also performed well, while metal and mining stocks have performed poorly.

CANADA

The Canadian equity market has rebounded strongly this year, and the Fund has consequently benefited from its overweighted position. Energy stocks have been particularly strong as a result of higher oil and natural gas prices. Technology and financial stocks have also positively contributed to performance.

JAPAN

Our overweighted position in the technology sector worked well in 1999. Despite the recent turmoil in the technology stocks, it was the primary reason for our outperformance over the last 12 months. Our underweighted position in bank stocks and other OLD ECONOMY stocks has turned out to be a good one. We believe that corporate restructuring is still effective and the earnings outlook continues to be favorable. However, we are still skeptical about the Japanese government's commitment to tighter fiscal policy and deregulation. We will remain underweighted in this area until we see more progress.

EMERGING MARKETS

Most emerging markets started 2000 on a strong upswing, only to be caught up in the negative sentiment that gripped equity markets beginning in March. Economic growth in most Asian emerging markets continues to rebound from the lows of the regional crisis. Latin American markets have also rebounded on the back of strong exports as well as improving domestic economies. The South African economy, while suffering from currency and interest rate pressure, continues to grow while economic performance in Eastern European and Middle Eastern countries is mixed. We believe that improving domestic demand, coupled with the potential for falling interest rates, provides a favorable backdrop for emerging markets over the next 12 months.

UNITED STATES

U.S. stocks performed well through the period despite a series of Federal Reserve interest rate hikes. A combination of robust domestic growth, strengthening overseas economies, and low inflation worldwide provided the perfect environment for accelerating earnings growth. The technology sector remained the performance leader, driven by global demand for Internet infrastructure, software and services, and wireless communications equipment and services. Concerns regarding slowing computer sales following year 2000 preparations proved unfounded. Domestic holdings benefited from a heavy weighting in technology. Several stocks in the health care, consumer, and financial industries also showed good gains.

OUTLOOK

We are encouraged by the strength of the global economy and positively view recent signs that the U.S. economic growth may be slowing. We continue to favor Europe and Canada based on attractive valuations, sustainable economic growth, corporate restructuring, and a benign inflation outlook. In Japan, the market will continue to be led by large-capitalization growth stocks in the telecommunication and technology sectors. However, we are less positive about Japan due to the high level of financial and government debt as well as the uncertain political outlook. In emerging markets, we favor Brazil and Mexico as well as technology stocks in Korea and Taiwan. Overall, the portfolio continues to underweight the financial and utility sectors and to overweight the technology, industrial, health care, and energy sectors.

Our outlook for the United States market is optimistic. Interest rate increases in the first half of 2000 may have successfully slowed the economy to a point where aggregate supply and demand are in general balance. Technology investments should provide sufficient productivity increases to offset any potential labor shortages. Overall, we now anticipate an extension of 1999's healthy global economic environment.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND THE MSCI-WORLD DEFINITIONS.


  -------------------------------------------
            Top 10 Equity Holdings
              (% of Net Assets)
  -------------------------------------------
  Nokia Corp. ADR                         2.5
  Cisco Systems, Inc.                     1.5
  Kloninklijke Phillips Elec. N.V. ADR    1.5
  Texas Instruments, Inc.                 1.5
  General Electric Co.                    1.4
  Intel Corp.                             1.4
  Total Fina S.A.                         1.4
  Nortel Networks Corp.                   1.3
  Clear Channel Communications, Inc.      1.2
  Oracle Corp.                            1.2
  -------------------------------------------


  -------------------------------------------
             Top 10 Industries
             (% of Net Assets)
  -------------------------------------------

  Telephones                              6.6
  Drugs                                   6.1
  Electronics - Semiconductors            5.6
  Communications Equipment                5.6
  Banks - Money Center                    4.3
  Computer Software & Service             3.8
  Insurance - Multiline Companies         3.6
  Electrical Equipment                    3.1
  Oil - International Integrated          2.8
  Beverages - Nonalcoholic                2.6
 --------------------------------------------



                              ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA World Growth Fund to be:

United States - 32.6%; Other - 28.1% (Countries with less than 3.0% of the portfolio and Money Market Instruments); United Kingdom - 9.5%; Japan - 9.5%; Netherlands - 6.3%; Canada - 5.5%; France 4.7% and Finland - 3.6%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.



SEE PAGE 10 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.









DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.23 and $.03, respectively.


                     Ordinary income *              $ .68
                     Long-term capital gains          .81
                                                    -----
                        Total                       $1.49
                                                    =====

14.7% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT



KPMG



The Shareholders and Board of Trustees

USAA WORLD GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA World Growth Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA World Growth Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              KPMG LLP

San Antonio, Texas
July 7, 2000









USAA WORLD GROWTH FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000

                                                                      MARKET
  NUMBER                                                              VALUE
 OF SHARES                   SECURITY                                 (000)
----------------------------------------------------------------------------

                        FOREIGN SECURITIES (60.9%)
                         FOREIGN STOCKS (60.8%)

            ARGENTINA (0.1%)
   156,000  PC Holdings S.A.                                        $    246
----------------------------------------------------------------------------
            AUSTRALIA (0.1%)
   572,000  Pasminco Ltd. *                                              297
----------------------------------------------------------------------------
            AUSTRIA (1.0%)
    28,000  Bank Austria AG                                            1,330
    33,700  Boehler Uddeholm AG                                        1,317
    10,500  VA Technologie AG                                            577
    26,700  Vienna Airport (Flughafen Wien)                              895
----------------------------------------------------------------------------
                                                                       4,119
----------------------------------------------------------------------------
            BRAZIL (0.5%)
    10,500  Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar ADR                                                  315
    25,800  Companhia Cerveja Ria Brahma                                 374
    23,500  Embratel Participacoes S.A. ADR                              492
 1,436,000  Petroleo Brasileiro S.A.                                     330
    17,000  Uniao de Bancos Brasileiros S.A. (Unibanco) GDR              411
----------------------------------------------------------------------------
                                                                       1,922
----------------------------------------------------------------------------
            CANADA (5.5%)
   106,000  Anderson Exploration Ltd. *                                1,957
    37,800  Canadian Imperial Bank of Commerce                         1,018
   107,300  Canadian National Railway Co.                              2,877
    96,200  Canadian Occidental Petroleum Ltd.                         2,387
    38,900  C-MAC Industries, Inc. *                                   1,486
    78,500  Manulife Financial Corp.                                   1,383
    99,800  Nortel Networks Corp.                                      5,420
   123,000  Suncor Energy, Inc.                                        2,821
   118,800  Sun Life Financial Services *                              1,872
    59,300  Toronto-Dominion Bank                                      1,485
----------------------------------------------------------------------------
                                                                      22,706
----------------------------------------------------------------------------
            CHINA (0.4%)
    92,400  China Telecom Ltd. *                                         691
 1,097,000  Cosco Pacific Ltd.                                           816
   262,000  Legend Hldg.                                                 266
----------------------------------------------------------------------------
                                                                       1,773
----------------------------------------------------------------------------
            DENMARK (1.5%)
   379,196  Nordic Baltic Holding *                                    2,441
    70,600  SAS Danmark A/S                                              635
    47,500  Tele Danmark A/S "B"                                       3,354
----------------------------------------------------------------------------
                                                                       6,430
----------------------------------------------------------------------------
            EGYPT (0.0%)(a)
    10,400  Suez Cement Co. S.A.E. GDR                                   115
----------------------------------------------------------------------------
            FINLAND (3.6%)
   103,677  Metso OYJ                                                  1,354
   197,200  Nokia Corp. ADR                                           10,255
    39,350  Perlos Corp.                                               1,413
    41,800  Sampo Insurance Co. "A"                                    1,755
----------------------------------------------------------------------------
                                                                      14,777
----------------------------------------------------------------------------
            FRANCE (4.7%)
    28,500  Accor S.A.                                                 1,154
    43,209  Aventis S.A.                                               2,810
    43,005  CNP Assurances                                             1,397
    56,000  Coflexip ADR                                               3,262
    19,000  Eramet Group                                                 895
    13,130  ISIS S.A.                                                    831
    30,000  Renault S.A.                                               1,413
    45,700  Rhodia S.A.                                                  759
    74,974  Total Fina S.A.                                            5,918
    21,000  Valeo S.A.                                                 1,064
----------------------------------------------------------------------------
                                                                      19,503
----------------------------------------------------------------------------
            GERMANY (1.9%)
    54,800  Continental AG                                             1,012
    60,600  Merck KGaA                                                 1,880
     3,860  SAP AG                                                     1,603
    70,250  Veba AG                                                    3,552
----------------------------------------------------------------------------
                                                                       8,047
----------------------------------------------------------------------------
            GREECE (0.2%)
    20,000  Hellenic Telecommunications Orgn. S.A. (OTE)                 494
    53,158  National Bank of Greece S.A. GDR *                           485
----------------------------------------------------------------------------
                                                                         979
----------------------------------------------------------------------------
            HONG KONG (0.3%)
    44,000  Hutchison Whampoa Ltd.                                       507
    80,000  HSBC Holdings                                                883
----------------------------------------------------------------------------
                                                                       1,390
----------------------------------------------------------------------------
            HUNGARY (0.1%)
     8,100  Magyar Tavkozlesi RT. (MATAV) ADR                            276
----------------------------------------------------------------------------
            INDIA (0.1%)
    25,200  Videsh Sanchar Nigam Ltd. GDR                                393
----------------------------------------------------------------------------
            ISRAEL (0.3%)
    71,372  Bank Hapoalim Ltd.                                           205
    24,300  Blue Square Ltd. ADR                                         240
     3,200  Check Point Software Technologies Ltd. *                     601
     1,200  Teva Pharmaceutical Industries Ltd. ADR                       65
----------------------------------------------------------------------------
                                                                       1,111
----------------------------------------------------------------------------
            ITALY (2.7%)
    47,000  ENI S.p.A. ADR                                             2,553
    25,000  Gucci Group N.V.                                           2,141
   539,000  Italgas S.p.A.                                             2,207
    89,800  Telecom Italia S.p.A.                                      1,240
   465,700  Telecom Italia S.p.A. Savings                              2,889
----------------------------------------------------------------------------
                                                                      11,030
----------------------------------------------------------------------------
            JAPAN (9.4%)
    25,200  Asatsu DK                                                    821
    63,000  Daibiru Corp.                                                524
       255  DDI Corp.                                                  2,604
    71,000  Fujitsu Ltd.                                               2,011
    40,000  Honda Motor Co. Ltd.                                       1,319
     3,700  Internet Initiative, Inc. ADR *                              229
    19,000  Ito-Yokado Co. Ltd.                                        1,127
   125,000  Kikkoman Corp.                                               876
    63,000  Kirin Brewery Co. Ltd.                                       760
    15,000  Murata Manufacturing Co. Ltd.                              2,591
   162,000  Nikko Securities Co. Ltd.                                  1,501
   528,000  Nippon Steel Corp.                                         1,157
       205  Nippon Telegraph & Telephone Corp. (NTT)                   2,436
        47  NTT Mobile Communication Network, Inc.                     1,213
    39,000  Paris Miki, Inc.                                           2,585
    21,000  Pasona Softbank, Inc.                                        503
    10,200  Ryohin Keikaku Co.                                         1,486
    66,000  Sailor Pen Co. Ltd.                                        1,157
    30,450  Sanix, Inc. *                                              1,699
    32,700  Sony Corp. *                                               2,960
   196,000  Sumitomo Corp.                                             1,820
    47,000  Sumitomo Electric Industries, Ltd.                           685
    32,000  Takeda Chemical Industries                                 2,184
   210,000  Toshiba Corp.                                              2,028
     2,000  Toys R Us *                                                  321
       259  West Japan Railway                                         1,094
    36,200  Zenrin Co.                                                 1,103
----------------------------------------------------------------------------
                                                                      38,794
----------------------------------------------------------------------------
            KOREA (0.8%)
    50,200  Korea Electric Power Corp. ADS                               784
    19,643  Korea Telecom Corp. ADR                                      727
    24,200  Samsung Corp.                                                194
     4,318  Samsung Electronics Co. Ltd.                               1,177
    76,000  Shinhan Bank                                                 569
----------------------------------------------------------------------------
                                                                       3,451
----------------------------------------------------------------------------
            MALAYSIA (0.2%)
    74,600  Malayan Bank Berhad                                          318
    30,000  Malaysian Pacific                                            337
   139,000  Technology Resources Industries Bhd *                        167
----------------------------------------------------------------------------
                                                                         822
----------------------------------------------------------------------------
            MEXICO (0.5%)
    38,600  Coca Cola Femsa S.A. ADR                                     586
    14,000  Fomento Economico Mexicano, S.A. de C.V. ADR                 533
    11,200  Telefonos de Mexico, S.A. de C.V. ADR                        545
    24,100  Tubos de Acero de Mexico, S.A. ADR                           326
----------------------------------------------------------------------------
                                                                       1,990
----------------------------------------------------------------------------
            NETHERLANDS (6.3%)
    86,400  Akzo Nobel N.V.                                            3,298
    31,000  EVC International N.V. *                                     304
    54,800  Fortis NL N.V.                                             1,442
    22,800  Getronics N.V.                                               382
    66,550  ING Group N.V.                                             3,980
    40,700  Koninklijke KPN N.V.                                       3,675
   142,464  Koninklijke Philips Electronics N.V. ADR                   6,295
    64,400  Oce-van der Grinten N.V.                                     913
    49,900  Versatel Telecom *                                         1,802
    79,700  Vopak Kon                                                  1,822
    44,100  VNU N.V.                                                   2,250
----------------------------------------------------------------------------
                                                                      26,163
----------------------------------------------------------------------------
            NORWAY (1.4%)
   634,800  Christiania Bank og Kreditkasse                            3,271
    38,300  Schibsted ASA                                                746
   262,000  Storebrand ASA                                             1,688
----------------------------------------------------------------------------
                                                                       5,705
----------------------------------------------------------------------------
            PORTUGAL (1.5%)
   102,656  Banco Pinto & Sotto Mayor S.A. *                           2,318
   164,000  Brisa-Auto Estrada de Portugal S.A.                        1,202
   229,500  Portugal Telecom S.A. ADR                                  2,496
----------------------------------------------------------------------------
                                                                       6,016
----------------------------------------------------------------------------
            RUSSIA (0.1%)
     7,000  Lukoil ADR                                                   387
----------------------------------------------------------------------------
            SINGAPORE (0.2%)
    53,000  Natsteel Electronics                                         156
    76,000  Singapore Airlines                                           662
----------------------------------------------------------------------------
                                                                         818
----------------------------------------------------------------------------
            SOUTH AFRICA (0.1%)
   316,600  Firstrand Ltd.                                               333
    34,462  South African Breweries plc                                  210
----------------------------------------------------------------------------
                                                                         543
----------------------------------------------------------------------------
            SPAIN (2.5%)
   115,937  Altadis S.A.                                               1,700
   181,193  Banco Bilbao Vizcaya Argentaria                            2,536
    93,550  Repsol S.A.                                                1,996
    68,127  Telefonica de Espana S.A. ADR *                            4,147
----------------------------------------------------------------------------
                                                                      10,379
----------------------------------------------------------------------------
            SWEDEN (2.9%)
    92,000  Autoliv, Inc. GDR                                          2,535
   167,600  Ericsson LM Tel Co. ADR                                    3,436
   588,744  Nordic Baltic Holding *                                    3,845
    83,280  Skandinaviska Enskilda Banken "A"                            908
   432,800  Swedish Match AB                                           1,344
   432,800  Swedish Match Redemption Rights                               22
----------------------------------------------------------------------------
                                                                      12,090
----------------------------------------------------------------------------
            SWITZERLAND (1.7%)
     1,984  Novartis AG                                                2,927
     4,600  Selecta Group AG                                           1,320
     2,180  Sulzer AG P.C. *                                           1,468
     4,090  Swisscom AG                                                1,437
----------------------------------------------------------------------------
                                                                       7,152
----------------------------------------------------------------------------
            TAIWAN (0.5%)
    63,000  Asustek Computer                                             636
   194,121  Compal Electronics, Inc.                                     463
   185,600  Taiwan Semiconductor Manufacturing Co. *                     946
    54,000  Winbond Electronic *                                         163
----------------------------------------------------------------------------
                                                                       2,208
----------------------------------------------------------------------------
            TURKEY (0.2%)
10,000,000  Eregli Demir Ve Celik Fabrikalari T.A.S. *                   463
31,034,771  Yapi Ve Kredi Bankasi A.S.                                   383
----------------------------------------------------------------------------
                                                                         846
----------------------------------------------------------------------------
            UNITED KINGDOM (9.5%)
    57,900  AstraZeneca Group plc                                      2,442
   184,300  Bank of Scotland                                           1,738
   624,400  Billiton plc                                               2,121
    62,000  BOC Group plc                                                872
     1,300  Bookham Technology *                                          64
   149,500  Cable & Wireless plc                                       2,495
   424,900  Cadbury Schweppes                                          2,830
   177,786  Celltech Group                                             2,587
   146,600  CGU plc                                                    2,229
 1,050,000  Cookson Group plc                                          3,395
   690,000  Corporate Services Group plc *                               924
    23,400  Glaxo Wellcome plc ADR                                     1,318
 1,952,000  Laporte *                                                     22
   142,000  Laporte plc *                                              1,137
   425,000  Old Mutual plc                                               894
    96,800  Powergen plc                                                 638
   261,000  Reckitt & Colman                                           2,864
   192,886  Reuters Group plc                                          2,876
   141,800  Royal Bank Scot Group                                      2,335
   215,000  Safeway plc                                                  788
   613,700  Tomkins plc                                                1,759
   251,722  WPP Group plc                                              3,063
----------------------------------------------------------------------------
                                                                      39,391
----------------------------------------------------------------------------
            Total Foreign Stocks (cost: $189,640)                    251,869
----------------------------------------------------------------------------


 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
  (000)                      SECURITY                                 (000)
----------------------------------------------------------------------------

                          FOREIGN BOND (0.1%)

            JAPAN (0.1%)
     $400   MBL International Finance (Bermuda) Trust,
               3%, 11/30/2002 (cost: $400)                          $    420
----------------------------------------------------------------------------
            Total Foreign Securities (cost: $190,040)                252,289
----------------------------------------------------------------------------




  NUMBER
 OF SHARES
 ---------
                        DOMESTIC STOCKS (32.6%)

            AEROSPACE/DEFENSE (0.4%)
   40,000   Boeing Co.                                                 1,563
----------------------------------------------------------------------------
            ALUMINUM (0.6%)
   44,000   Alcoa, Inc.                                                2,571
----------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (0.5%)
   52,000   Mellon Financial Corp.                                     2,005
----------------------------------------------------------------------------
             BEVERAGES - NONALCOHOLIC (1.8%)
  152,000   Pepsi Bottling Group, Inc.                                 3,971
   81,000   PepsiCo, Inc.                                              3,296
----------------------------------------------------------------------------
                                                                       7,267
----------------------------------------------------------------------------
            BIOTECHNOLOGY (0.6%)
   40,000   Amgen, Inc. *                                              2,545
----------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (1.2%)
   64,000   Clear Channel Communications, Inc. *                       4,792
----------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (1.0%)
   55,000   Lucent Technologies, Inc.                                  3,155
   15,000   QualComm, Inc. *                                             996
----------------------------------------------------------------------------
                                                                       4,151
----------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.7%)
   75,000   Dell Computer Corp. *                                      3,234
   33,000   Hewlett-Packard Co.                                        3,964
----------------------------------------------------------------------------
                                                                       7,198
----------------------------------------------------------------------------
            COMPUTER - NETWORKING (1.5%)
  110,000   Cisco Systems, Inc. *                                      6,263
----------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (3.3%)
   75,000   America Online, Inc. *                                     3,975
   30,000   BMC Software, Inc. *                                       1,320
   56,000   Microsoft Corp. *                                          3,504
   68,000   Oracle Corp. *                                             4,887
----------------------------------------------------------------------------
                                                                      13,686
----------------------------------------------------------------------------
            DRUGS (2.1%)
   34,000   Merck & Co., Inc.                                          2,537
   75,000   Pfizer, Inc.                                               3,342
   58,000   Pharmacia Corp.                                            3,013
----------------------------------------------------------------------------
                                                                       8,892
----------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (1.4%)
  108,000   General Electric Co.                                       5,684
----------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (3.8%)
   47,000   Analog Devices, Inc. *                                     3,619
   48,000   Intel Corp.                                                5,985
   84,000   Texas Instruments, Inc.                                    6,069
----------------------------------------------------------------------------
                                                                      15,673
----------------------------------------------------------------------------
            ENTERTAINMENT (0.9%)
   90,000   Walt Disney Co.                                            3,797
----------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (1.0%)
   48,000   Applied Materials, Inc. *                                  4,008
----------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (0.5%)
   28,000   Morgan Stanley Dean Witter & Co.                           2,014
----------------------------------------------------------------------------
            FOODS (1.3%)
   35,000   Hershey Foods Corp.                                        1,815
  103,000   Keebler Foods Co. *                                        3,734
----------------------------------------------------------------------------
                                                                       5,549
----------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (1.5%)
   23,000   American Home Products Corp.                               1,239
   33,000   Bristol-Myers Squibb Co.                                   1,817
   32,000   Johnson & Johnson, Inc.                                    2,864
    3,000   Warner-Lambert Co.                                           367
----------------------------------------------------------------------------
                                                                       6,287
----------------------------------------------------------------------------
            HOSPITALS (0.1%)
   42,000   Health Management Associates *                               496
----------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (0.8%)
   28,000   American International Group, Inc.                         3,152
----------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (0.7%)
   44,000   Avery Dennison Corp.                                       2,695
----------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (1.4%)
   37,000   Guidant Corp. *                                            1,873
   76,000   Medtronic, Inc.                                            3,924
----------------------------------------------------------------------------
                                                                       5,797
----------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (1.0%)
   82,000   Halliburton Co.                                            4,183
----------------------------------------------------------------------------
            PERSONAL CARE (1.1%)
  111,000   Avon Products, Inc.                                        4,586
----------------------------------------------------------------------------
            RETAIL - DRUGS (0.3%)
   42,000   Duane Reade, Inc. *                                        1,257
----------------------------------------------------------------------------
            RETAIL - FOOD (0.5%)
   45,000   Safeway, Inc. *                                            2,076
----------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (0.9%)
   60,000   Target Corp.                                               3,761
----------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.7%)
   86,000   Gap, Inc.                                                  3,015
----------------------------------------------------------------------------
            Total Domestic Stocks (cost: $68,881)                    134,963
----------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT
  (000)
 ---------
                        MONEY MARKET INSTRUMENT (6.3%)

 $ 26,357   Federal Home Loan Bank, Discount Note, 6.30%, 6/01/2000
              (cost: $26,357)                                         26,357
----------------------------------------------------------------------------
            Total Investments (cost: $285,278)                      $413,609
============================================================================


                       PORTFOLIO SUMMARY BY INDUSTRY
                       -----------------------------

            Telephones                                           6.6%
            Drugs                                                6.1
            Electronics - Semiconductors                         5.6
            Communication Equipment                              5.6
            Banks - Money Center                                 4.3
            Computer Software & Service                          3.8
            Insurance - Multiline Companies                      3.6
            Electrical Equipment                                 3.1
            Oil - International Integrated                       2.8
            Beverages - Nonalcoholic                             2.6
            Banks - Major Regional                               2.4
            Computer - Hardware                                  2.1
            Oil & Gas - Drilling/Equipment                       2.0
            Retail - Specialty                                   1.7
            Manufacturing - Diversified Industries               1.6
            Foods                                                1.6
            Health Care - Diversified                            1.5
            Computer - Networking                                1.5
            Medical Products & Supplies                          1.4
            Railroads/Shipping                                   1.4
            Finance - Diversified                                1.3
            Manufacturing - Specialized                          1.3
            Chemicals - Specialty                                1.3
            Electric Utilities                                   1.2
            Broadcasting - Radio & TV                            1.2
            Auto Parts                                           1.1
            Oil & Gas - Exploration & Production                 1.1
            Personal Care                                        1.1
            Equipment - Semiconductors                           1.0
            Telecommunications - Cellular/Wireless               1.0
            Other                                               26.9
                                                                ----
            Total                                               99.8%
                                                                ====









USAA WORLD GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Represents less than 0.1% of net assets.

* Non-income producing security.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA WORLD GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000




ASSETS
   Investments in securities, at market value
     (identified cost of $285,278)                                   $413,609
  Cash                                                                     71
   Cash denominated in foreign currencies (identified cost
     of $1,673)                                                         1,674
   Receivables:
      Capital shares sold                                                  86
      Dividends and interest                                              702
                                                                     --------
         Total assets                                                 416,142
                                                                     --------

LIABILIITES
   Securities purchased                                                   931
   Capital shares redeemed                                                340
   USAA Investment Management Company                                     258
   USAA Transfer Agency Company                                            72
   Accounts payable and accrued expenses                                   64
   Dividends on capital shares                                              7
                                                                     --------
         Total liabilities                                              1,672
                                                                     --------
            Net assets applicable to capital shares outstanding      $414,470
                                                                     ========

REPRESENTED BY:
   Paid-in capital                                                   $264,793
   Accumulated undistributed net investment income                      1,330
   Accumulated net realized gain on investments                        20,056
   Net unrealized appreciation of investments                         128,331
   Net unrealized depreciation on foreign currency translations           (40)
                                                                     --------
            Net assets applicable to capital shares outstanding      $414,470
                                                                     ========
   Capital shares outstanding, unlimited number of shares
     authorized, no par value                                          20,109
                                                                     ========
   Net asset value, redemption price, and offering price
     per share                                                       $  20.61
                                                                     ========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA WORLD GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $619)               $ 4,775
      Interest                                                            871
                                                                      -------
         Total income                                                   5,646
                                                                      -------
   Expenses:
      Management fees                                                   2,806
      Transfer agent's fees                                               840
      Custodian's fees                                                    301
      Postage                                                             129
      Shareholder reporting fees                                           18
      Trustees' fees                                                        3
      Registration fees                                                    55
      Professional fees                                                    43
      Other                                                                 5
                                                                      -------
         Total expenses                                                 4,200
                                                                      -------
            Net investment income                                       1,446
                                                                      -------
Net realized and unrealized gain (loss) on investments and
  foreign currency:
   Net realized gain (loss) on:
      Investments                                                      33,244
      Foreign currency transactions                                      (108)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                      38,320
      Foreign currency translations                                        (8)
                                                                      -------
            Net realized and unrealized gain                           71,448
                                                                      -------
Increase in net assets resulting from operations                      $72,894
                                                                      =======




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA WORLD GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                         2000          1999
                                                       ----------------------



From operations:
   Net investment income                               $  1,446      $  1,764
   Net realized gain on investments                      33,244        12,989
   Net realized loss on foreign currency transactions      (108)         (206)
   Change in net unrealized appreciation/depreciation
     of:
      Investments                                        38,320       (10,486)
      Foreign currency translations                          (8)          212
                                                       ----------------------
      Increase in net assets resulting from
        operations                                       72,894         4,273
                                                       ----------------------
Distributions to shareholders from:
   Net investment income                                 (1,104)       (1,995)
                                                       ----------------------
   Net realized gains                                   (26,002)      (10,052)
                                                       ----------------------
From capital share transactions:
   Proceeds from shares sold                            131,190       125,901
   Reinvested dividends                                  26,625        11,871
   Cost of shares redeemed                             (115,835)     (160,176)
                                                       ----------------------
      Increase (decrease) in net assets
         from capital share transactions                 41,980       (22,404)
                                                       ----------------------
Net increase (decrease) in net assets                    87,768       (30,178)
Net assets:
   Beginning of period                                  326,702       356,880
                                                       ----------------------
   End of period                                       $414,470      $326,702
                                                       ======================
Accumulated undistributed net investment income:
   End of period                                       $  1,330      $  1,104
                                                       ======================
Change in shares outstanding:
   Shares sold                                            6,452         7,368
   Shares issued for dividends reinvested                 1,347           664
   Shares redeemed                                       (5,728)       (9,429)
                                                       ----------------------
      Increase (decrease) in shares outstanding           2,071        (1,397)
                                                       ======================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA WORLD GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA World Growth Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets mostly in a mix of foreign and domestic equity securities.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income by $8,000, and to increase accumulated net realized gain on investments by $8,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains (losses) occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains (losses) arise from sales of foreign currency, currency gains (losses) realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains (losses) have been reclassified from accumulated net realized gain (loss) to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income (loss) for tax purposes. Net unrealized foreign currency exchange gains (losses) arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of  securities,  excluding  short-term
securities,   for  the  period  ended  May  31,  2000,  were   $141,139,000  and
$140,001,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, were $144,802,000 and $16,472,000, respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.


At May 31, 2000, the terms of open foreign currency contracts were as follows (in thousands):



Foreign Currency Contracts to Buy:

----------------------------------------------------------------------------------
                          U.S. Dollar
Exchange  Contracts to    Value as of   In Exchange      Unrealized    Unrealized
  Date       Receive        5/31/00   for U.S. Dollar   Appreciation  Depreciation
----------------------------------------------------------------------------------


6/2/00   15 Argentine Peso  $ 15           $ 15              $ -           $ -
----------------------------------------------------------------------------------
6/5/00   61 Argentine Peso    61             61                -             -
----------------------------------------------------------------------------------
6/5/00   50 British Pound     74             74                -             -
----------------------------------------------------------------------------------
                            $150           $150              $ -           $ -
==================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26.00 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfoli transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the period ended May 31, 2000, was $4,000.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:
                                         YEAR ENDED MAY 31,
                           --------------------------------------------------
                              2000       1999      1998      1997      1996
                           --------------------------------------------------
Net asset value at
   beginning of period     $  18.11   $  18.36  $  16.84   $  15.50  $  12.96
Net investment income           .05        .10       .11        .11       .12
Net realized and
   unrealized gain             3.94        .27      2.51       2.28      2.73
Distributions from net
   investment income           (.06)      (.10)     (.08)      (.14)     (.08)
Distributions of realized
   capital gains              (1.43)      (.52)    (1.02)      (.91)     (.23)
                           --------------------------------------------------
Net asset value at
   end of period           $  20.61   $  18.11  $  18.36   $  16.84  $  15.50
                           ==================================================
Total return (%) *            22.59       2.06     16.29      16.52     22.43
Net assets at end of
   period (000)            $414,470   $326,702  $356,880   $306,799  $267,192
Ratio of expenses to
   average net assets (%)      1.12       1.16      1.13       1.20      1.27
Ratio of net investment
   income to average net
   assets (%)                   .39        .55       .64        .63       .96
Portfolio turnover (%)        39.20      51.19     45.04      50.02     60.97


* Assumes reinvestment of all dividend income and capital gain distributions during the period.









TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777